UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 23, 2013

PARK ELECTROCHEMICAL CORP.
(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) and (b). At the Annual Meeting of Shareholders held on July 23, 2013:

The persons elected as directors of the Company and the voting for such persons were as follows:

			Broker
Name	Votes For	Votes Against	Non-Votes

Dale Blanchfield	16,760,360	2,251,265	960,328
Emily J. Groehl	16,652,217	2,359,408	960,328
Peter Maurer	18,787,503	224,122	960,328
Brian E. Shore	18,439,256	572,369	960,328
Steven T. Warshaw	16,763,000	2,248,625	960,328

The proposal to approve an advisory (non-binding) resolution relating to 2013 fiscal year compensation of the named executive officers was approved by the Shareholders. There were 15,662,261 votes for such approval, 409,071 votes against, 2,940,293 abstentions and 960,328 broker non-votes.

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 2, 2014 was ratified by the Shareholders. There were 19,879,580 votes for such ratification, 80,602 votes against, 11,771 abstentions and zero broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: July 26, 2013	By:	/s/ Stephen E. Gilhuley
	Name:	Stephen E. Gilhuley
	Title:	Executive Vice President –
Administration and Secretary

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